CERTIFICATION PURSUANT TO

18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Horizon Minerals Corp. (the “Company”) does hereby certify, to such officer’s knowledge, that:

a)

The Quarterly Report on Form 10-Q for the period ended Septmeber 30, 2013, (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

b)

Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2013

/s/ Robert Fedun

Robert Fedun

President

(Principal Executive Officer, Principal Financial Officer

and Principal Accounting Officer)